Good afternoon. I am George Behrens, Treasurer of Nicor. With me today is Mark Knox, our Director of Investor Relations. We appreciate your interest in Nicor and thank you for the opportunity for us to be here today.
West Coast Analyst Meeting June 2003

I’ll start things off today by covering our objectives and strategies, give a brief financial update and then provide an overview of our various businesses. When I am done we’ll be happy to take your questions.
Agenda Objectives and Strategies Financial Update Business Overview and Plans Wrap-up

Before I get started I want to remind you that in view of requirements around non-selective disclosure we will address only questions concerning matters that have been previously made public and broadly disseminated. We ask that you bear this in mind when asking your questions and considering our responses.
Caution Concerning Forward-looking Statements This speech includes certain forward-looking statements about the earnings expectations of Nicor Inc. and its subsidiaries. Although Nicor believes these statements are based on reasonable assumptions, actual results may vary materially from stated expectations. Factors that could cause materially different results can be found in Nicor's most recent periodic report filed with the Securities and Exchange Commission.

Business Composition

(Based on 2002 Operating Income)

Shipping
Other
Gas Distribution

For those of you not familiar with our company this slide shows the basic composition of our company as it exists today. It’s built on the foundation of two core businesses — our natural gas distribution segment, Nicor Gas, and our containerized shipping segment, Tropical Shipping.

We also have other energy-related ventures, which includes Nicor Enerchange and Nicor Services. These ventures are relatively small but are expected to be a growing portion of our portfolio, and are built on the assets, expertise, reputation and location of Nicor Gas. Ventures such as these are expected to be key contributors to the long-term growth of our company.
1st Qtr 2nd Qtr East 90 8 2 Shipping Gas Distribution Business Composition (Based on 2002 Operating Income) Other

Our financial objectives remain simple, long-term in nature, and despite recent events, have not changed.

Starting with our 2003 earnings base, our aim is to increase earnings per share over the long-term at a mid-to-high- single-digit annual growth rate; to provide our shareholders with stable dividends; and to continue to achieve solid returns on equity.

Over the years our approach to growth has been consistent. Albeit from a lower base of earnings, we remain committed to pursuing multiple initiatives that build upon our primary business segments, and our approach to growth will continue to be disciplined and rational.
Financial Objectives Earnings-Per-Share Growth Dividend Payout Return on Investment

Key Strategies

Grow Our Core Businesses

Optimize Storage & Transmission Assets

nicor

Expand Our Energy Services Business

Build On Our Financial Strength

nicor

Our corporate focus is to be a reliable and respected provider of energy-related services and products in the Midwest, and shipping services in the Caribbean region.

To achieve these objectives, we have developed strategies that will build on our core strengths, including our assets, expertise, location, customer base and financial resources.
Key Strategies Key Strategies Optimize Storage & Transmission Assets Build On Our Financial Strength Expand Our Energy Services Business Grow Our Core Businesses

Over the years and as of today our financial position has been one of the strongest in the natural gas distribution industry.

Both Nicor and Nicor Gas have some of the best debt ratings in the industry. Our history of producing high returns on equity, generating solid cash flow, and providing a consistent dividend has long been a Nicor trademark.

Our financial strength also gives us the flexibility to take advantage of new investment opportunities and allows us to consider a variety of alternatives for creating shareholder value.

In March we raised our dividend to an annual rate of $1.86 per share, marking the 16th consecutive year we’ve increased our annual dividend rate.
Financial Update Financial Strengths Strong balance sheet High returns on equity Excellent free cash flow Solid dividend

Last month we released our first quarter 2003 financial results, announcing that diluted earnings per common share of $1.04 was $.22 higher than last year. The improvement was primarily attributable to higher operating results in our gas distribution segment due to the positive effect of a new interim depreciation accounting method, which more than offset higher operating costs. Quarter-to-quarter results were also favorably impacted by higher operating results in our shipping segment and other energy ventures. Partially offsetting these improvements was a cumulative effect loss from a change in accounting method in our wholesale natural gas marketing business.

For 2003, we continue to estimate an annual diluted earnings range of $2.40 to $2.60 per share. This estimate assumes normal weather for the remainder of the year, no additional mercury-related recoveries or adjustments and no impacts associated with the Nicor Gas regulatory plan review or liquidation of Nicor Energy.

Let me now cover our various businesses.
Financial Update 2003 Financial Results First Quarter EPS of $1.04 versus $.82 for same period in 2002 New interim depreciation accounting method in gas distribution business Improved operating results in shipping segment and other energy ventures Cumulative effect loss from change in accounting method in wholesale natural gas marketing business 2003 Financial Outlook

Our primary business is Nicor Gas. Nicor Gas serves 2 million customers in northern Illinois — excluding the city of Chicago and parts of the northern suburbs. Nicor Gas has a recognized brand name, built on historically low rates and safe, reliable service. It serves one of the best markets for natural gas in the nation because of the region’s diverse mix of industries, annual growth in customers, and a high demand for space heating.

Nicor Gas also has significant underground storage assets and is strategically located on the nation’s Midwest natural gas pipeline grid — with access to eight interstate pipelines. These important advantages not only allow us to procure competitively priced gas supplies, but has also become a catalyst for recent growth prospects including our Chicago Hub and non-traditional storage and transmission services. Nicor Gas also provides an excellent platform for our other energy-related opportunities and, combined with a strong balance sheet, continues to provide a solid foundation upon which to build.
Gas Distribution Nicor Gas 2 million customers Reputable brand Operating efficiency Premium territory Significant assets Strategic location

Our second largest business is Tropical Shipping. Tropical is one of the largest carriers of containerized cargo in the Caribbean region. We’ve owned Tropical for 20 years, and during that time Tropical has continued to expand and make significant contributions to earnings growth and cash flow. Tropical has periodically re-deployed its free cash flow into its business by way of acquisitions, new vessels, and facilities and equipment, thereby retaining its financial flexibility for future expansion and growth opportunities.

Tropical is a niche player with a history of producing high operating margins relative to its industry. We currently operate a fleet of 17 vessels — 10 of which are owned. Tropical is a leading carrier of U.S. and Canadian exports from the East Coast to the Caribbean, and its reputation for dependable, on-time service, and its ability to establish long-lasting customer relationships, has helped the company maintain a leading market position in the majority of the ports it serves.
Transporter of containerized cargo in Caribbean Niche player On-time, high quality service provider Leading market shares in majority of ports served

Let me now spend some time discussing our other energy-related businesses, starting with our asset-backed ventures.

The Chicago Hub, which operates within the utility and was formed in the early nineties, has been one of our contributors to growth throughout that period. The Hub provides interruptible natural gas parking, balancing and wheeling services to marketers and interstate pipeline shippers moving gas to and through the Midwest. Through our utility we also offer firm off-system storage and transmission services to others. Both of these opportunities exist by virtue of our strategic location and integrated storage and transmission assets. However, due to general market conditions including counterparties facing liquidity and credit issues, the Hub results are forecasted to be down in 2003.

We also have an unregulated wholesale natural gas marketing business, Nicor Enerchange, which was formed in 1998 as an extension of our asset-backed supply services business. Enerchange, which also administers the Chicago Hub for a fee, is engaged in wholesale marketing of natural gas supply services in the Midwest and provides these services to interstate pipelines, other natural gas distribution companies, power generators, and natural gas marketers and brokers. By bundling commodity with natural gas transportation and storage, Enerchange customizes services that provide significant added value.
Asset-Backed Energy Ventures Chicago Hub - balancing, parking and wheeling services Storage/Transmission services Enerchange - wholesale natural gas marketing

Our newest asset-backed venture is the Horizon Pipeline, which is a 50/50 joint venture between Nicor and Natural Gas Pipeline Company of America, a subsidiary of Kinder Morgan. Horizon became operational during the second quarter of 2002. Our initial equity investment was about $16 million. The 74-mile pipeline runs between Joliet, Ill., north to a point near the Wisconsin border and has strategic extension and expansion potential to meet economic growth in the region.

We are excited about the future benefits this project brings not only to the customers in northern Illinois, but also to the growth objectives of our company. Specifically, Horizon was built within the preferred power generation siting corridor as set forth by the primary electricity provider in Illinois, providing key competitive advantages over other pipeline alternatives in our territory. Operation of the pipeline began almost a year ago and over the long term we are anticipating average returns on equity of 10 to 15 percent from this project.
Asset-Backed Energy Ventures Horizon Pipeline Joint Venture with NGPL 74-mile pipeline with 380 MMcf/day capacity Located within the preferred power generation siting corridor

One last area of our business I’ll discuss, before we get into our strategic plans for each of theses businesses, is retail energy services.

Our decision last year to exit our Nicor Energy joint venture has not altered our fundamental plans to develop and implement energy products and services that compete in the retail market. In fact, we successfully launched a natural gas price and weather protection product in 2002, and are also experiencing modest but encouraging success throughout the energy value chain.

Much of our retail energy success is attributable to Nicor Services. This business provides a number of non-commodity energy-related products and services including a service line protection product, heating, ventilation and air conditioning repair and replacement, and home appliance repair services. By providing total coverage to homeowners’ needs through a range of products and services, Nicor Services aims to be the premier provider of energy services in the residential and commercial markets.
Energy Services Nicor Services - provider of energy- related products and services home appliance repair service line protection HVAC and replacement services HVAC and replacement services HVAC and replacement services HVAC and replacement services HVAC and replacement services HVAC and replacement services

Let me now turn to our growth plans, starting with Nicor Gas. Nicor Gas continues to add about 30,000 new customers a year and promotes increased use of natural gas among existing large industrial and commercial customers. In addition to traditional growth, which year-over-year is less than 2 percent, we deliver natural gas and provide ancillary services for power generation needs. These supply-related services help customers meet peak demand needs and allows them to balance, park or wheel natural gas supplies. Supply related assets owned by Nicor and the integrated nature of our supply assets will continue to create opportunities for us to provide these types of services through operations such as our Chicago Hub and Nicor Enerchange.

However, as I mentioned earlier, faced with increasing costs and little traditional revenue growth, our key challenges over the next few years will be in maintaining the earnings of this business segment. To manage in this environment we will increase our already strong efforts to manage costs and will concentrate on actions that improve processes and further enhance operational excellence. As a primary source of our traditional earnings, Nicor Gas’ success is fundamental to our overall success.
Gas Distribution Strategic Plan Customer additions Promoted industrial and commercial load New gas-fired power generation load Non-traditional services Maintain earnings levels within challenging cost environment

Our other core business is Tropical Shipping. Over the years, Tropical Shipping has been able to steadily grow its shipping volumes and improve profits. Results of this very competitive business can and will fluctuate from year to year depending on the strength of the U.S. and Caribbean economies and tourism.

Fortunately, difficult economic conditions have also produced opportunities for Tropical, as other carriers in the market find it difficult to compete. In fact over the past few years, Tropical has made a number of acquisitions including a Canadian-based container transportation business and an expanded Eastern Caribbean and new Guianas service. These acquisitions were funded entirely with Tropical’s internal cash, added significantly to Tropical’s annual volumes, and demonstrated our ability to successfully implement the growth strategies of this business segment.

Looking ahead, growth in our shipping business will likely come from a number of sources. First, as always, we’ll continue to strive for operational excellence. Secondly, we can also increase market share or expand into new markets.
Strategic Plan Focus on operational excellence Increase market share in existing ports Expand into new markets Niche acquisitions

Our other energy-related ventures will also represent a part of our growth initiative.

Our primary focus will be identifying and developing opportunities relating to our extensive gas storage and transportation network, strategic location on the Midwest supply grid, and the changing energy environment.

Our success for asset-backed ventures continues to be driven by the opportunities created by deregulation and the services needed by electric power generation. Additional opportunities may exist by expanding our capabilities, acquiring, contracting or developing new assets and services, by partnering with others or by increasing our storage and transmission capability.
Asset-Backed Energy Ventures Strategic Plan Maximize value from existing capabilities Capitalize on opportunities available from our strategic location Expand and broaden our capabilities Acquire new assets and services

Expanding our energy services business will contribute to our long-term success.

Our principle objective for this platform is to establish a core retail business selling energy-related products and services throughout the energy value chain. Our business model builds off the foundation of Nicor’s brand and customer base, and we believe untapped opportunities exist in these areas.

Increasing market share for our existing products and services and developing additional energy-related offerings such as our Fixed Bill product and other billing protection services, will all be important success factors for this business initiative going forward.

That briefly covers our growth plans, let me now wrap things up.
Energy Services Strategic Plan Leverage Nicor's brand recognition, reputation and customer base Increase market share of existing products and services

As we’ve stated in the past, our intent is to grow our company while maintaining a low risk profile. Our approach has been and will continue to be disciplined and systematic. Opportunities we pursue will have direct synergy and a strategic fit with our core businesses, and will allow for steady incremental growth over the long-term.

In addition, our financial strength gives us the flexibility to take advantage of new investment opportunities and to consider other alternatives to generate shareholder value.

Underlying this financial strength is a team of diverse employees, who all share a common sense of responsibility to perform at the highest level and to exhibit the highest degree of integrity in all that they do.
Long-Term Growth Strategies Disciplined and systematic approach Synergies and strategic fit with core businesses and growth platforms Supported by a strong financial position and solid management team

In closing, let me stress that we are committed to our objectives of growing our earnings, paying a consistent and stable dividend that is well covered by earnings, and maintaining our historically high returns on equity. This same focus will also continue to drive our strategic plans to grow our businesses.

We will continue to execute a business plan that builds on our core strengths including our strategic location, assets, customer base, experience and financial resources. I believe we are well positioned to grow in the markets we serve.
Reasons to Invest in Nicor Committed to long-term objectives Strategic location and assets Experienced management team Excellent financial position

I thank you for your interest in our company and will now open the floor for questions.
Visit our website: www.nicor.com